                                                                      EXHIBIT 99
                                   APPENDIX 3

       EXPECTED PORTFOLIO VALUE BASED ON THE DEPRECIATION FACTORS AND THE
                 AIRCRAFT IN THE PORTFOLIO AS OF MARCH 15, 2002

                           EXPECTED                                    EXPECTED                                   EXPECTED
MONTH                  PORTFOLIO VALUE      MONTH                  PORTFOLIO VALUE     MONTH                   PORTFOLIO VALUE
-----                  ---------------      -----                  ---------------     -----                   ---------------
                        ($ MILLIONS)                                ($ MILLIONS)                                ($ MILLIONS)
April 2002.........      3,217,481          September 2006.....      2,316,709          February 2011......      1,383,719
May 2002...........      3,202,242          October 2006.......      2,299,220          March 2011.........      1,364,373
June 2002..........      3,186,947          November 2006......      2,281,631          April 2011.........      1,345,088
July 2002..........      3,171,602          December 2006......      2,263,940          May 2011...........      1,325,891
August 2002........      3,156,161          January 2007.......      2,246,169          June 2011..........      1,306,774
September 2002.....      3,140,625          February 2007......      2,228,489          July 2011..........      1,287,764
October 2002.......      3,124,993          March 2007.........      2,211,016          August 2011........      1,268,654
November 2002......      3,109,265          April 2007.........      2,193,564          September 2011.....      1,249,441
December 2002......      3,093,440          May 2007...........      2,176,426          October 2011.......      1,230,125
January 2003.......      3,077,519          June 2007..........      2,159,497          November 2011......      1,210,707
February 2003......      3,061,500          July 2007..........      2,142,496          December 2011......      1,191,185
March 2003.........      3,045,383          August 2007........      2,125,399          January 2012.......      1,171,560
April 2003.........      3,029,168          September 2007.....      2,108,204          February 2012......      1,151,831
May 2003...........      3,012,855          October 2007.......      2,090,912          March 2012.........      1,131,997
June 2003..........      2,996,443          November 2007......      2,073,814          April 2012.........      1,112,059
July 2003..........      2,979,931          December 2007......      2,056,709          May 2012...........      1,092,197
August 2003........      2,963,320          January 2008.......      2,039,506          June 2012..........      1,072,414
September 2003.....      2,946,609          February 2008......      2,022,286          July 2012..........      1,052,526
October 2003.......      2,929,797          March 2008.........      2,005,172          August 2012........      1,032,534
November 2003......      2,912,885          April 2008.........      1,988,041          September 2012.....      1,012,437
December 2003......      2,895,871          May 2008...........      1,971,024          October 2012.......        992,318
January 2004.......      2,878,796          June 2008..........      1,954,149          November 2012......        972,189
February 2004......      2,861,665          July 2008..........      1,937,350          December 2012......        951,956
March 2004.........      2,844,432          August 2008........      1,920,531          January 2013.......        931,616
April 2004.........      2,827,097          September 2008.....      1,903,781          February 2013......        911,310
May 2004...........      2,809,817          October 2008.......      1,886,936          March 2013.........        891,019
June 2004..........      2,792,656          November 2008......      1,869,997          April 2013.........        870,957
July 2004..........      2,775,435          December 2008......      1,853,010          May 2013...........        851,059
August 2004........      2,758,113          January 2009.......      1,836,061          June 2013..........        831,063
September 2004.....      2,740,689          February 2009......      1,819,016          July 2013..........        811,142
October 2004.......      2,723,162          March 2009.........      1,801,877          August 2013........        791,401
November 2004......      2,705,532          April 2009.........      1,784,642          September 2013.....        771,682
December 2004......      2,687,931          May 2009...........      1,767,310          October 2013.......        751,887
January 2005.......      2,670,378          June 2009..........      1,749,883          November 2013......        732,178
February 2005......      2,652,723          July 2009..........      1,732,358          December 2013......        712,607
March 2005.........      2,634,965          August 2009........      1,714,737          January 2014.......        693,113
April 2005.........      2,617,242          September 2009.....      1,697,100          February 2014......        673,518
May 2005...........      2,599,538          October 2009.......      1,679,460          March 2014.........        653,870
June 2005..........      2,581,774          November 2009......      1,661,722          April 2014.........        634,174
July 2005..........      2,563,938          December 2009......      1,643,887          May 2014...........        614,377
August 2005........      2,546,068          January 2010.......      1,625,953          June 2014..........        594,581
September 2005.....      2,528,245          February 2010......      1,607,921          July 2014..........        574,978
October 2005.......      2,510,449          March 2010.........      1,589,790          August 2014........        555,472
November 2005......      2,492,610          April 2010.........      1,571,560          September 2014.....        535,866
December 2005......      2,474,769          May 2010...........      1,553,231          October 2014.......        516,295
January 2006.......      2,456,858          June 2010..........      1,534,801          November 2014......        496,760
February 2006......      2,438,980          July 2010..........      1,516,271          December 2014......        477,226
March 2006.........      2,421,323          August 2010........      1,497,640          January 2015.......        457,757
April 2006.........      2,403,816          September 2010.....      1,478,909          February 2015......        438,231
May 2006...........      2,386,354          October 2010.......      1,460,075          March 2015.........        418,605
June 2006..........      2,368,956          November 2010......      1,441,140          April 2015.........        398,978
July 2006..........      2,351,560          December 2010......      1,422,103          May 2015...........        379,364
August 2006........      2,334,099          January 2011.......      1,402,962          June 2015..........        359,789

Expected Portfolio Values are not adjusted for MSNs 21193, 22633, and 48122 sold in May 2002



                                     A-3-1

                                   APPENDIX 3

       EXPECTED PORTFOLIO VALUE BASED ON THE DEPRECIATION FACTORS AND THE
         AIRCRAFT IN THE PORTFOLIO AS OF MARCH 15, 2002 -- (CONTINUED)

                           EXPECTED                                    EXPECTED                                   EXPECTED
MONTH                  PORTFOLIO VALUE      MONTH                  PORTFOLIO VALUE     MONTH                   PORTFOLIO VALUE
-----                  ---------------      -----                  ---------------     -----                   ---------------
                        ($ MILLIONS)                                ($ MILLIONS)                                ($ MILLIONS)

July 2015..........        340,366          October 2016.......         95,852          January 2018.......          3,311
August 2015........        321,326          November 2016......         83,578          February 2018......          2,838
September 2015.....        302,806          December 2016......         71,385          March 2018.........          2,402
October 2015.......        284,495          January 2017.......         59,667          April 2018.........          2,155
November 2015......        266,609          February 2017......         49,719          May 2018...........          1,908
December 2015......        248,964          March 2017.........         41,055          June 2018..........          1,658
January 2016.......        231,498          April 2017.........         33,962          July 2018..........          1,408
February 2016......        214,101          May 2017...........         28,142          August 2018........          1,156
March 2016.........        197,208          June 2017..........         22,719          September 2018.....            904
April 2016.........        180,995          July 2017..........         17,840          October 2018.......            649
May 2016...........        165,407          August 2017........         13,316          November 2018......            394
June 2016..........        150,101          September 2017.....          9,515          December 2018......            137
July 2016..........        135,388          October 2017.......          6,863          January 2019.......             --
August 2016........        121,591          November 2017......          4,989          February 2019......             --
September 2016.....        108,446          December 2017......          3,954          March 2019.........             --


Expected Portfolio Values are not adjusted for MSNs 21193, 22633, and 48122 sold in May 2002



                                     A-3-2